UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM 8-K
                                Current Report

                      PURSUANT TO SECTION 13 OR 15(D) OF
                         THE SECURITIES ACT OF 1934.

          Date of Report (Date of Earliest Event Reported):
                              March 1, 2005

                      Commission file number 0-18303

                          SIENNA BROADCASTING, INC.
          (Exact Name of Registrant as specified in its charter)



           Nevada                                          11-2990598
 (State or other jurisdiction of                          (IRS Employer
 incorporation or organization)                      Identification Number)

                             318 S. Maryland Pkwy. Suite 5
                       (Address of principal executive offices)

                              Las Vegas, Nevada 89101
                            (City, State and Zip Code)

                                  (702) 366-0644
                   Company's telephone number, including area code

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Item 8.01 Other Items

The company is temporarily acting as its own transfer agent. Any questions concerning company stock can be sent to 318 S Maryland Pkwy , Suite 105, Las Vegas, NV 89101. Investors can call the company at 702-366-0644.



March 1, 2005                            SIENNA BROADCASTING, INC.

                                       By   /s/  Scott A. Ervin
                                           ---------------------
                                        Scott A. Ervin, President